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                                                                   EXHIBIT 10.15



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                       AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
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    THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into at Santa Barbara, California, on the date hereinafter set forth by and between JOHN M. PHILPOTT (hereinafter referred to as the "Employee") and PDT, INC., a Delaware Corporation (hereinafter referred to as the "Employer").

WHEREAS:

    A. The Employer and the Employee are parties to an Employment Agreement effective as of MARCH 20, 1995 (the "Employment Agreement").

    B. The parties hereto wish to amend the Employment Agreement in certain respects.

    NOW, THEREFORE, in consideration of the premises, promises and representations hereinafter contained, it is agreed as follows:

    1. Effective as of DECEMBER 25, 1995, the Employee Compensation stated in Exhibit A to the Agreement shall be Ninety Thousand and One Hundred Dollars ($90,100) per annum.

    2. In all other respects, the Employment Agreement is hereby ratified, confirmed and approved in its entirety.

    3.   The Effective Date of this Amendment is DECEMBER 25, 1995.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date written above.

                        EMPLOYER:
                        PDT, INC.
                        a Delaware Corporation

                        By: /s/ Gary S. Kledzik
                            -------------------------------
                             Gary S. Kledzik, Ph.D.
                             C.E.O. and Chairman

                        EMPLOYEE:

                        /s/ John M. Philpott
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                             John M. Philpott


                                         Amendment No. 1 to Employment Agreement